LAUDUS TRUST

(the Trust)

Laudus Mondrian International Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Government Fixed Income Fund

Laudus U.S. Large Cap Growth Fund

(each a Fund and collectively, the Funds)

Supplement dated May 31, 2018, to each Fund’s currently effective Prospectus and

Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the prospectuses and SAIs and should be read in conjunction with the prospectuses and SAIs.

Effective June 1, 2018, Charles Schwab & Co., Inc. (Schwab) and ALPS Distributors, Inc. (ALPS) will serve as co-distributors of the Funds. Effective June 29, 2018, the distribution contract between the Trust and ALPS will terminate and Schwab will be the sole distributor of the Funds. As such, the following changes are made to each Prospectus and SAI.

I.	Removal of Distributor section in the Prospectuses

The “Distributor” paragraphs on page 34 of the Laudus Mondrian Funds prospectus and on page 13 of the Laudus U.S. Large Cap Growth Fund prospectus are deleted in their entirety.

II.	Revised Distributor Section in the SAIs

The first 4 paragraphs of the “Distributor and Distribution and Shareholder Service Plan” section on pages 38-39 of the Laudus Mondrian Funds SAI and the first 3 paragraphs of the “Distributor” section on pages 30-31 of the Laudus U.S. Large Cap Growth Fund SAI are deleted and replaced with the following text.

Distributor

Charles Schwab & Co. (Schwab), located at 211 Main Street, San Francisco, California 94105, is the principal underwriter and distributor of shares of the funds. Schwab has entered into an agreement with the Trust pursuant to which it distributes shares of the funds (the Distribution Agreement). Schwab continually distributes shares of the funds on a best effort basis. Schwab has no obligation to sell any specific quantity of fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter in accordance with the 1940 Act. Shares are continuously offered for sale by the funds through Schwab, as described in the funds’ prospectuses. Schwab is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the 1934 Act) and a member of the Financial Industry Regulatory Authority. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation, a publicly traded company.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Prior to June 29, 2018, shares of the funds were sold on a continuous basis by the Trust’s previous distributor, ALPS Distributors, Inc. (ALPS). ALPS’s principal offices are located at 1290 Broadway, Suite 1100, Denver, Colorado, 80203. Under the distribution contract between the Trust and ALPS, ALPS was not obligated to sell any specific amount of shares of the Trust and purchased shares for resale only against orders for shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG102282-00 (05/18)

00211142